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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2000

                               SAUER-DANFOSS INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-48299              36-3482074
(State or other jurisdiction       File Number        (I.R.S. Employer
   of incorporation)                                  Identification No.)

                              2800 EAST 13TH STREET
                                AMES, IOWA 50010
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (515) 239-6000

                                   SAUER INC.
                    Former Name if Changed Since Last Report

                                    Copy to:

                               James W. Kapp, Jr.
                         Spencer Fane Britt & Browne LLP
                             1000 Walnut, Suite 1400
                              Kansas City, MO 64106
                                 (816) 292-8141

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ITEM 2.  ACQUISITION OR DISPOSITION OR ASSETS.

         On May 3, 2000, pursuant to the terms of a Stock Exchange Agreement dated January 22, 2000 (the "Stock Exchange Agreement"), by and among the Registrant, Danfoss Murmann Holding A/S (the "Holding Company"), Danfoss A/S, and K. Murmann Verwaltungs GmbH, the Registrant acquired all of the outstanding common stock of Danfoss Fluid Power A/S and Danfoss Fluid Power Inc. (the "Danfoss Fluid Power Companies") from the Holding Company in exchange for 16,149,812 shares (the "Shares") of the Registrant's common stock (the "Transaction"). Immediately following the consummation of the Transaction and termination of the Limited Partnership Agreement (defined below), the Holding Company owned or had the power to vote 26,512,312 shares of the Registrant's common stock (representing approximately 58.5% of the Registrant's outstanding shares).

         The consideration given in connection with the Transaction was determined by arms-length negotiations between the parties. The primary parties involved in the negotiations were the Registrant, on the one hand, and Danfoss A/S, on the other. The Danfoss Fluid Power Companies were subsidiaries of Danfoss A/S before being transferred to the Holding Company, a Danish company formed to effect the Transaction and owned and controlled in equal shares by Danfoss A/S and entities and persons under the control of Klaus H. Murmann, the Chairman of the Registrant. Prior to the execution of the Stock Exchange Agreement, there was no material relationship between Danfoss A/S and the Registrant or any of its affiliates, directors, or officers or any associates of any such directors or officers.

         In connection with the Transaction, the Registrant terminated the Amended and Restated Limited Partnership Agreement dated April 14, 1998, by and among the Registrant, Sauer-Sundstrand GmbH, Sauer GmbH, Klaus H. Murmann & Co. KG, and Sauer GmbH & Co. Hydraulik KG (the "Limited Partnership Agreement"). On termination of the Limited Partnership Agreement, the Registrant was required to issue 2,250,000 shares of the Registrant's common stock (calculated pursuant to the termination provisions of the Limited Partnership Agreement) in exchange for the interests of the limited partners and to pay $6,250,000 in cash in respect of certain taxes payable by the limited partners related to such exchange.

         The Danfoss Fluid Power Companies are worldwide leaders in the design and manufacture of orbital motors, hydrostatic steering units, proportional load-sensing valves, gear pumps, and electro-hydraulics for use by original equipment manufacturers of off-highway mobile equipment (the "Fluid Power Business"). The assets owned by the Danfoss Fluid Power Companies will continue to be used in the Fluid Power Business under the Registrant's ownership.

ITEM 5.  OTHER EVENTS.

         The Registrant issued one press release on April 27, 2000 and two on May 3, 2000, copies of which are attached hereto as Exhibits 99.1, 99.2, and
99.3 and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements.

         In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) shall be filed by amendment to this Form 8-K no later than 60 days after the date that this Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

         In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial statements required by this Item 7(b) shall be filed by amendment to this Form 8-K no later than 60 days after the date that this Form 8-K is required to be filed.

(c)      Exhibits.

         The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   SAUER-DANFOSS INC.

                                   /s/ Kenneth D. McCuskey

                                   Kenneth D. McCuskey, Vice President-Finance and Treasurer


Dated:   May 16, 2000

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                                  EXHIBIT INDEX

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

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
2.1                                The Stock Exchange Agreement dated January 22, 2000,
                                   by and among the Registrant, Danfoss A/S, the Holding
                                   Company, and K. Murmann Verwaltungsgesellschaft mbH
                                   is attached as Annex A to the Registrant's Proxy
                                   Statement filed on March 28, 2000, and is incorporated
                                   herein by reference.

99.1                               Press Release dated April 27, 2000

99.2                               Press Release dated May 3, 2000

99.3                               Press Release dated May 3, 2000
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